LEASE ASSIGNMENT

        In connection with the Commercial Lease dated October 13, 1994 (the "Lease"), between T-Cell Diagnostics, Inc., a Delaware corporation ("Lessee"), and Cummings Properties Management, Inc. ("Lessor"), concerning premises at 8-H, 8-K, 8-F and 8-G and 6-X and 6-AA Gill Street, Woburn, Massachusetts (the "Leased Premises"), and in consideration of one dollar ($1.00) and other mutual benefits to be derived herefrom, Lessee and Endogen, Inc., a Massachusetts corporation ("Assignee"), hereby agree as follows:

        1. Lessee hereby assigns and transfers all of its right, title and interest in the Lease and the Leased Premises to Assignee as of the Effective Date (as hereinafter defined). Assignee hereby accepts such assignment and assumes all of the obligations of Lessee as tenant under the Lease arising or accruing on or after the Effective Date.

        2. Lessee shall indemnify, defend and hold harmless Assignee from and against all claims, liabilities, expenses, losses and damages arising out of a breach or default by Lessee in its obligations as the lessee under the Lease which arise or accrue on or before the Effective Date. Assignee shall indemnify, defend and hold harmless Lessee from and against all claims, liabilities, expenses, losses and damages arising out of a breach or default by Assignee in its obligations as the lessee under the Lease which arise or accrue after the Effective Date.

        3. The Assignment shall be effective as of the end of the day on March 4, 1996 (the "Effective Date").

        IN WITNESS WHEREOF, Lessee and Assignee have hereunto set their hands and common seals this 4th day of March, 1996.

                              T CELL DIAGNOSTICS, INC.

                              By: /s/ Alan W. Tuck
                                  -------------------------------
                                  Alan W. Tuck
                                  President


                              ENDOGEN, INC.

                              By: /s/ Owen A. Dempsey
                                  -------------------------------
                                  Owen A. Dempsey
                                  President and Chief Executive Officer